UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------

                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Stephen L. Kuhn, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 6/30/05
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                   MassMutual
                                  PARTICIPATION
                                    INVESTORS




















                               REPORT for the SIX
                              MONTHS ENDED 6/30/05

MASSMUTUAL PARTICIPATION INVESTORS
    c/o Babson Capital Management LLC
    1500 Main Street, Suite 600
    Springfield, Massachusetts 01115
    (413) 226-1516

ADVISER
    Babson Capital Management LLC
    1500 Main Street
    Springfield, Massachusetts 01115

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    Boston, Massachusetts 02110

COUNSEL TO THE TRUST
    Ropes & Gray LLP
    Boston, Massachusetts 02110

CUSTODIAN
    Citibank, N.A.
    New York, New York 10043

TRANSFER AGENT & REGISTRAR
    Shareholder Financial Services, Inc.
    P.O. Box 173673
    Denver, Colorado 80217-3673
    1-800-647-7374


Internet website: www.babsoncapital.com/mpv



                         INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.


                                    FORM N-Q

MassMutual Participation Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available
(i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and (ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.


             PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of MassMutual Participation Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Participation Investors' website: http://www.babsoncapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Participation Investors' website: http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

TO OUR SHAREHOLDERS

August 9, 2005

We are pleased to present the June 30, 2005 Semi-Annual Report of MassMutual Participation Investors (the "Trust"). At the Trust's Quarterly Board of Trustees Meeting, which was held on July 15, 2005, the Trustees announced that Stuart H. Reese had stepped down as Trustee and Chairman of the Board of Trustees as a result of his new position as President and CEO of Massachusetts Mutual Life Insurance Company ("MassMutual"). Subsequently, Roger W. Crandall, former President of the Trust, was appointed as a Trustee and elected to succeed Mr. Reese as Chairman of the Board of Trustees. Mr. Crandall currently serves as Chairman of Babson Capital Management LLC ("Babson"), the Trust's investment advisor, and Executive Vice President and Chief Investment Officer of MassMutual, Babson's parent company. In addition, the Trustees appointed Michael
H. Brown as a Trustee, thereby increasing the size of the Board from seven to eight. Mr. Brown recently retired from Morgan Stanley, where he held the role of Managing Director in the Fixed Income Division. Mr. Brown has 24 years of investment experience.

The Board of Trustees elected me, Clifford M. Noreen, to succeed Mr. Crandall as President of the Trust at their July 15, 2005 meeting. I was previously a Vice President of the Trust, and am currently the head of the Corporate Securities Group at Babson, where I oversee all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products. Prior to this role, I was responsible for all public corporate bond investments for Babson. I look forward to serving as President of the Trust.

The Trust's Board of Trustees declared a quarterly dividend of 24 cents per share, payable on August 12, 2005 to shareholders of record on July 29, 2005. A dividend of 24 cents per share was paid in the previous quarter.

U.S. equity markets, as measured by several broad market indices, posted mixed returns. During the quarter ended June 30, 2005, large stocks, as approximated by the Dow Jones Industrial Average, decreased 1.63%, while smaller stocks, as approximated by the Russell 2000 Index, increased 4.32%. For the six months ended June 30, 2005, returns were -3.65% and -1.25%, respectively. U.S. fixed income markets, as measured by selected indices, increased during the quarter. The Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index increased 3.44% and 2.76%, respectively, for the quarter. For the six months ended June 30, 2005, returns were 2.75% and 1.11%, respectively.

For the quarter ended June 30, 2005, the Trust earned 23 cents per share. The Trust earned 23 cents per share in the previous quarter. The Trust's net assets as of June 30, 2005 totaled $115,868,406 or $11.93 per share compared to $111,110,593 or $11.46 per share on March 31, 2005. This translated into a portfolio return of 6.32% for the quarter, and 9.47% for the six months ended June 30, 2005, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust's portfolio had average annualized returns of 24.53%, 11.81%, 13.77%, and 12.86% for the 1-, 5-, 10- and
15- year time periods ended June 30, 2005, respectively, based on change in net assets with the reinvestment of all dividends.

During the quarter, the Trust made private placement investments in three new issuers and closed one "follow on" investment, totaling approximately $3.6 million. The follow on investment purchased by the Trust was in Tomah Holdings, Inc. The three new issuers the Trust invested in were AmerCable, Inc., Arrow Tru-Line Holdings, Inc., and Consolidated Foundries Holdings. The weighted average coupon of these investments was 12.00%. (A brief description of these investments can be found in the Schedule of Investments.)

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Clifford M. Noreen

Clifford M. Noreen
President




PORTFOLIO COMPOSITION AS OF 06/30/05*

[PIE CHART APPEARS HERE]

Public High
Yield Debt 26%

Public Equity 3%

Cash & Short Term
Investments 12%

Private/Restricted
Equity 15%

Private Investment
Grade Debt 3%

Private High
Yield Debt 40%

Public
Investment
Grade Debt 1%


*Based on market value of total investments

CONSOLIDATED STATEMENT OF                     MASSMUTUAL PARTICIPATION INVESTORS
ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:
Investments

(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $87,789,987)                                              $  86,708,774
Corporate public securities at market value
(Cost - $30,955,304)                                                 33,130,588
Short-term securities at cost plus earned discount which
approximates market value                                            14,220,400
                                                                  -------------
                                                                    134,059,762
Cash                                                                  1,686,775
Interest receivable                                                   2,467,361
Receivable for investments sold                                       1,634,057
Other assets                                                             12,670
                                                                  -------------
    TOTAL ASSETS                                                  $ 139,860,625
                                                                  =============

LIABILITIES:
Payable for investments purchased                                 $     485,772
Management fee payable                                                  260,704
Note payable                                                         12,000,000
Revolving Credit Agreement                                           10,500,000
Interest payable                                                        121,698
Accrued expenses                                                        139,432
Accrued taxes payable (See Footnote 2.D)                                484,613
                                                                  -------------
    TOTAL LIABILITIES                                                23,992,219
                                                                  -------------

NET ASSETS:
Common shares, par value $.01 per share; an unlimited number
authorized                                                               97,126
Additional paid-in capital                                           90,127,085
Retained net realized gain on investments, prior years               19,858,001
Undistributed net investment income                                   2,629,339
Undistributed net realized gain on investments                        2,522,413
Net unrealized appreciation of investments                              634,442
                                                                  -------------
    TOTAL NET ASSETS                                                115,868,406
                                                                  -------------
    TOTAL LIABILITIES AND NET ASSETS                              $ 139,860,625
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,712,568
                                                                  =============
NET ASSET VALUE PER SHARE                                         $       11.93
                                                                  =============



                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS          MASSMUTUAL PARTICIPATION INVESTORS

For the six months ended June 30, 2005
(Unaudited)



INVESTMENT INCOME:
Interest                                                          $   5,685,921
Dividends                                                               119,135
                                                                  -------------
    TOTAL INVESTMENT INCOME                                           5,805,056
                                                                  -------------

EXPENSES:
Management fees                                                         510,160
Interest                                                                524,135
Trustees' fees and expenses                                              61,200
Transfer agent/registrar's expenses                                      13,200
Reports to shareholders                                                  60,000
Professional fees                                                       115,200
Other                                                                    25,516
                                                                  -------------

    TOTAL EXPENSES                                                    1,309,411
                                                                  -------------

NET INVESTMENT INCOME ($0.46 PER SHARE)                               4,495,645
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                         4,004,532
Net change in unrealized depreciation of investments before taxes     2,113,090
Provision for taxes                                                    (541,056)
                                                                  -------------

    NET GAIN ON INVESTMENTS                                           5,576,566
                                                                  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  10,072,211
                                                                  =============




                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS         MASSMUTUAL PARTICIPATION INVESTORS

For the six months ended June 30, 2005
(Unaudited)




NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                 $   4,825,065
  Interest expense paid                                                (516,261)
  Operating expenses paid                                              (800,227)
  Income taxes paid                                                    (472,862)
                                                                  -------------

    NET CASH PROVIDED BY OPERATING ACTIVITIES                         3,035,715
                                                                  -------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio
    securities, net                                                  (8,511,366)
  Purchases of portfolio securities                                 (18,141,169)
  Proceeds from disposition of portfolio securities                  28,229,477
                                                                  -------------

    NET CASH PROVIDED BY INVESTING ACTIVITIES                         1,576,942
                                                                  -------------

    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES           4,612,657
                                                                  -------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                     (5,809,254)
  Receipts for shares issued on reinvestment of dividends               513,321
                                                                  -------------

    NET CASH USED FOR FINANCING ACTIVITIES                           (5,295,933)
                                                                  -------------

NET DECREASE IN CASH                                                   (683,276)
Cash - beginning of year                                              2,370,051
                                                                  -------------

CASH - END OF PERIOD                                              $   1,686,775
                                                                  =============

Reconciliation of net increase in net assets to net cash provided by operating and investing activities:


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  10,072,211
                                                                  -------------

  Increase in investments                                            (5,288,365)
  Increase in interest and dividends receivable                        (600,026)
  Increase in receivable for investments sold                          (105,382)
  Increase in other assets                                              (12,670)
  Increase in payable for investments purchased                         485,772
  Increase in management fee payable                                     19,032
  Increase in interest payable                                            7,874
  Decrease in accrued expenses                                          (33,983)
  Increase in accrued taxes payable                                      68,194
                                                                  -------------

    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                  (5,459,554)
                                                                  -------------

    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES       $   4,612,657
                                                                  =============



                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF                    MASSMUTUAL PARTICIPATION INVESTORS
CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004


                                                   For the six
                                                   months ended       For the
                                                    06/30/2005       year ended
                                                   (Unaudited)       12/31/2004
                                                   -----------       ----------
Increase in net assets:

Operations:
  Net investment income                            $ 4,495,645      $ 9,713,437
  Net realized gain on investments before taxes      4,004,532        1,196,570
  Net change in unrealized depreciation of
   investments before taxes                          2,113,090       12,493,998
  Provision for taxes                                 (541,056)        (504,437)
                                                   -----------      -----------
  Net increase in net assets resulting from
   operations                                       10,072,211       22,899,568

  Receipts for shares issued on reinvestment
   of dividends
   Common shares issued (2005 - 40,009;
   2004 - 81,587)                                      513,321          927,073

Dividends to shareholders from:
 Net investment income (2005 - $0.24 per share;
  2004 - $1.10 per share)                           (2,327,133)     (10,613,225)
                                                   -----------      -----------

    Total increase in net assets                     8,258,399       13,213,416

Net Assets, beginning of year                      107,610,007       94,396,591
                                                  ------------     ------------
Net Assets, end of period/year                    $115,868,406     $107,610,007
                                                  ============     ============




                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS    MASSMUTUAL PARTICIPATION INVESTORS

Selected data for each common share outstanding:

                                     For the
                                    six months
                                       ended                              For the years ended December 31,
                                    06/30/2005         ----------------------------------------------------------------------
                                    (Unaudited)         2004            2003            2002            2001            2000
                                    ----------         ------          ------          ------          ------         -------
Net asset value:
Beginning of year                     $ 11.13          $ 9.84          $ 8.78          $ 9.12          $ 9.75         $ 10.40
                                      -------          ------          ------          ------          ------         -------
Net investment income                    0.46            1.00            0.80            0.87            0.93            1.00
Net realized and unrealized
 gain (loss) on investments              0.57            1.36            1.21           (0.35)          (0.61)          (0.14)
                                      -------          ------          ------          ------          ------         -------
Total from investment operations         1.03            2.36            2.01            0.52            0.32            0.86
                                      -------          ------          ------          ------          ------         -------
Dividends from net investment
income to common shareholders           (0.24)          (1.10)          (0.96)          (0.86)          (0.96)          (0.96)

Dividends from net realized
gain on investments to common
shareholders                              --              --              --              --              --            (0.55)

Change from issuance of shares           0.01            0.03            0.01             --             0.01             --
                                      -------          ------          ------          ------          ------         -------
Total distributions                     (0.23)          (1.07)          (0.95)          (0.86)          (0.95)          (1.51)

Net asset value:
End of period/year                    $ 11.93         $ 11.13          $ 9.84          $ 8.78          $ 9.12          $ 9.75
                                      -------         -------          ------          ------          ------          ------
Per share market value:
End of period/year                    $ 14.05         $ 13.31         $ 11.65          $ 9.40          $ 9.10         $ 10.94
                                      =======         =======         =======          ======          ======         =======

Total investment return
 Market value                            7.53%*         25.77%          35.50%          12.58%         (8.02)%          22.91%
 Net asset value **                      9.47%*         25.14%          23.72%           5.70%           3.41%           8.11%

Net assets (in millions):
 End of period/year                  $ 115.87        $ 107.61         $ 94.40         $ 83.59         $ 86.09         $ 90.95

Ratio of operating expenses to
average net assets                       0.71%*          1.63%           1.65%           1.27%           1.22%           1.28%

Ratio of interest expense to
average net assets                       0.47%*          0.89%           0.97%           1.08%           1.47%           1.54%

Ratio of total expenses to
average net assets                       1.18%*          2.52%           2.62%           2.35%           2.69%           2.82%

Ratio of net investment income
to average net assets                    4.06%*          9.60%           8.55%           9.42%           9.70%           9.20%

Portfolio turnover                      15.34%*         51.25%          55.08%          35.32%          21.58%          55.97%


 *Percentages represent results for the period and are not annualized.
**Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance in no guarantee of future results.

                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
6

                                              MASSMUTUAL PARTICIPATION INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES - 74.84%: (A)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 68.05%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students
in Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                                 $    1,125,000    04/08/04    $  1,125,000    $  1,062,659
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                      1,230 shs.    04/08/04            --                12
                                                                                                      ------------    ------------
                                                                                                         1,125,000       1,062,671
                                                                                                      ------------    ------------
A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl
windows and doors in the Southwest and Southeast
regions of the U.S.
  12% Senior Subordinated Note due 2012                                 $    1,125,000    05/18/04       1,021,730       1,077,525
  Limited Partnership Interest of
    AWC Investment, LLC (B)                                                   132 uts.    05/18/04         112,500         101,252
                                                                                                      ------------    ------------
                                                                                                         1,134,230       1,178,777
                                                                                                      ------------    ------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and
countertops for houses and recreational vehicles.
  12.5% Subordinated Note due 2010                                      $    1,125,000    02/29/00       1,032,136       1,125,000
  Warrant, exercisable until 2010, to purchase
    common stock at $.02 per share (B)                                        192 shs.    02/29/00         162,931         182,067
                                                                                                      ------------    ------------
                                                                                                         1,195,067       1,307,067
                                                                                                      ------------    ------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and
control cables, primarily for the mining and oil and gas
industries.
  12% Senior Subordinated Note due 2013                                 $    1,083,333    04/08/05       1,019,524       1,082,786
  Limited Partnership Interest (B)                                             42 uts.    04/07/05          41,667          37,503
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         66 shs.    04/08/05          64,833               1
                                                                                                      ------------    ------------
                                                                                                         1,126,024       1,120,290
                                                                                                      ------------    ------------
AMERICA'S BODY COMPANY, INC./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles.
  12% Preferred Stock Series C (B)                                            197 shs.    12/16/03         875,000       1,750,000
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                         40 shs.           *         256,667            --
                                                                                                      ------------    ------------
                                                                                                         1,131,667       1,750,000
                                                                                                      ------------    ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                                 $    1,125,000    01/22/04       1,008,192       1,158,750
  Preferred Class A Unit (B)                                                1,337 uts.    01/22/04         133,700         120,330
  Common Class B Unit (B)                                                   1,610 uts.    01/22/04            --           126,799
                                                                                                      ------------    ------------
                                                                                                         1,141,892       1,405,879
                                                                                                      ------------    ------------

*11/02/98 and 12/24/03.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                                 $      861,702    05/18/05    $    802,938    $    862,905
  Common Stock (B)  263 shs                                                   05/18/05                     263,298         236,970
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         69 shs.    05/18/05          59,362               1
                                                                                                      ------------    ------------
                                                                                                         1,125,598       1,099,876
                                                                                                      ------------    ------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                                 $      893,000    12/31/04         832,052         903,736
  Common Stock (B)                                                            261 shs.           *         261,000         234,900
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         73 shs.    12/31/04          63,254               1
                                                                                                      ------------    ------------
                                                                                                         1,156,306       1,138,637
                                                                                                      ------------    ------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and
gas distribution systems.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2007                                                   $      131,792    04/09/02         131,792         132,015
  Senior Secured Tranche A Floating Rate Note due 2008                  $      412,464    04/09/02         412,464         412,464
  12% Senior Secured Note due 2010                                      $      412,112    04/09/02         358,511         428,596
  Limited Partnership Interest of Riverside Capital
    Appreciation Fund IV, L.P. (B)                                          6.38% int.    04/09/02          87,045          80,691
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        794 shs.    04/09/02          72,856          73,635
                                                                                                      ------------    ------------
                                                                                                         1,062,668       1,127,401
                                                                                                      ------------    ------------
BETA BRANDS LTD
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                       $       96,698    03/31/04          96,698            --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                      2,421 shs.    03/31/04               1            --
                                                                                                      ------------    ------------
                                                                                                            96,699            --
                                                                                                      ------------    ------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty
silica sands.
  14% Redeemable Preferred Stock (B)                                          499 shs.    09/30/99         272,912          54,525
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $9.26 per share (B)                               62,997 shs.    12/19/96         583,300            --
  Common Stock (B)                                                         10,013 shs.    09/30/99         399,505            --
  Warrants, exercisable until 2005 and 2010, to
    purchase common stock at $.01 per share (B)                             5,700 shs.          **          64,247            --
                                                                                                      ------------    ------------
                                                                                                         1,319,964          54,525
                                                                                                      ------------    ------------

 *12/31/04 and 03/31/05.
**12/19/96 and 09/30/99.
--------------------------------------------------------------------------------
8

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
BRAMPTON FASTENER CO. LTD
A value-added national distributor of maintenance, repair
and operating supplies such as fasteners, electrical
components and tools.
  Limited Partnership Interest of Brafasco Investors LLC (B)               44,000 uts.    12/31/04    $     44,000    $     39,600
                                                                                                      ------------    ------------
C & M CONVEYOR, INC.
A manufacturer and supplier of material handling systems
to the corrugated sheet and container industry.
  9.5% Senior Secured Term Note due 2007                                $      569,277    09/13/02         569,277         577,175
  11% Senior Subordinated Note due 2010                                 $      478,916    09/13/02         457,434         492,362
  Common Stock (B)                                                        180,723 shs.    09/13/02         180,723         144,578
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     78,386 shs.    09/13/02          34,428             784
                                                                                                      ------------    ------------
                                                                                                         1,241,862       1,214,899
                                                                                                      ------------    ------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets.
  Limited Partnership Interest (B)                                             58 uts.    09/29/95          79,184         299,613
                                                                                                      ------------    ------------
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                                          806 uts.    04/29/00                       3,598 180
  Common Membership Interests (B)                                          10,421 uts.    04/29/00          46,706           2,332
                                                                                                      ------------    ------------
                                                                                                            50,304           2,512
                                                                                                      ------------    ------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceuticals products.
  Common Stock (B)                                                             55 shs.           *             252           1,078
                                                                                                      ------------    ------------
CHEMED CORPORATION
An operator in the residential and commercial repair-andmaintenance service industry through two wholly owned
subsidiaries, Roto-Rooter and Service America.
  Common Stock                                                                  19,900    02/24/04         497,500         813,512
                                                                                                      ------------    ------------
COEUR, INC.
A producer of proprietary, disposable power injection
syringes.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2010                                                   $       36,232    02/02/05          36,232          35,715
  8.75% Senior Secured Term Note due 2010                               $      326,087    04/30/03         326,087         337,420
  11.5% Senior Subordinated Note due 2011                               $      242,754    04/30/03         223,540         251,444
  Common Stock (B)                                                         72,463 shs.    04/30/03          72,463          65,217
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     50,099 shs.    04/30/03          23,317             501
                                                                                                      ------------    ------------
                                                                                                           681,639         690,297
                                                                                                      ------------    ------------

*12/30/97 and 05/29/99.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal
stampings.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2006                                                   $       80,247    01/07/02    $     80,247    $     78,259
  Senior Secured Floating Rate Tranche A Note due 2007                  $      508,296    06/26/01         508,296         476,375
  13% Senior Secured Tranche B Note due 2006                            $      370,370    06/26/01         370,370         362,320
  Limited Partnership Interest (B)                                          3.65% int.    06/26/01         185,185         148,148
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                     61,163 shs.    06/26/01          45,370             612
                                                                                                      ------------    ------------
                                                                                                         1,189,468       1,065,714
                                                                                                      ------------    ------------
COLIBRI HOLDINGS CORPORATION
A manufacturer and distributor of wild bird feeders and
accessories.
  12.5% Senior Subordinated Note due 2008                               $      843,750    09/22/00         765,313         843,750
  28% Preferred Stock (B)                                                      38 shs.    11/02/01          37,500          89,653
  20% Preferred Stock (B)                                                      35 shs.    03/09/04          35,156          42,184
  Common Stock (B)                                                            756 shs.    09/22/00         281,250          53,891
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        446 shs.    09/22/00         140,625          31,800
                                                                                                      ------------    ------------
                                                                                                         1,259,844       1,061,278
                                                                                                      ------------    ------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor
synthetic sports flooring and other temporary flooring
products.
  12% Senior Subordinated Note due 2012                                 $    1,059,417           *         977,329       1,049,841
  Limited Partnership Interest (B)                                        103,135 uts.          **         103,135          92,821
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         92 shs.           *          84,829               1
                                                                                                      ------------    ------------
                                                                                                         1,165,293       1,142,663
                                                                                                      ------------    ------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                                 $    1,157,143    06/15/05       1,103,944       1,151,316
  Common Stock (B)                                                            193 shs.    06/15/05         192,857         173,574
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         54 shs.    06/15/05          53,295               1
                                                                                                      ------------    ------------
                                                                                                         1,350,096       1,324,891
                                                                                                      ------------    ------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
  12% Senior Subordinated Note due 2007                                 $    2,045,455         ***       1,997,779       1,840,910
  Common Stock (B)                                                             30 shs.         ***          51,136          12,784
  Limited Partnership Interest (B)                                         10.23% int.         ***         150,810          37,955
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                        171 shs.         ***         157,343          73,721
                                                                                                      ------------    ------------
                                                                                                         2,357,068       1,965,370
                                                                                                      ------------    ------------

  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***03/05/99 and 03/24/99.
--------------------------------------------------------------------------------
10

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
DELSTAR HOLDING CORPORATION
A manufacturer of plastic netting for a wide variety of
industries.
  Convertible Preferred Stock, convertible into common
    stock at $10 per share (B)                                              1,758 shs.    10/05/01    $    213,691    $    197,751
  Convertible Preferred Stock, convertible into common
    stock at $11.84 per share (B)                                             206 shs.    09/16/04          24,414          23,193
                                                                                                      ------------    ------------
                                                                                                           238,105         220,944
                                                                                                      ------------    ------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
  Common Stock (B)                                                            310 shs.    07/19/01         309,783         367,858
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                                        157 shs.    07/19/01         132,677         186,446
                                                                                                      ------------    ------------
                                                                                                           442,460         554,304
                                                                                                      ------------    ------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive
security systems, audio products and installation
accessories.
  Class B Common Stock (B)                                                 19,394 shs.    12/22/99            --           296,723
  Limited Partnership Interest (B)                                          4.61% int.    12/22/99               1         444,618
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                     25,713 shs.    12/22/99            --           393,407
                                                                                                      ------------    ------------
                                                                                                                 1       1,134,748
                                                                                                      ------------    ------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                                      13.57% int.    08/27/98         366,495            --
  Preferred Stock (B)                                                       1,639 shs.    12/14/01       1,392,067       1,044,048
  Warrants, exercisable until 2011, to purchase
    common stock of DHI Holdings, Inc. at $.01 per share (B)                6,676 shs.           *         201,655            --
                                                                                                      ------------    ------------
                                                                                                         1,960,217       1,044,048
                                                                                                      ------------    ------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
  14% Senior Subordinated Note due 2011                                 $      984,375    10/30/03         897,202       1,013,906
  Common Stock (B)                                                          3,656 shs.          **         365,600         268,365
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      1,077 shs.    10/30/03          98,719          79,018
                                                                                                      ------------    ------------
                                                                                                         1,361,521       1,361,289
                                                                                                      ------------    ------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         11 shs.    06/28/04          40,875            --
                                                                                                      ------------    ------------

 *10/24/96 and 08/28/98.
**10/30/03 and 01/02/04.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  14% Senior Subordinated Note due 2011                                 $      562,500    09/24/04    $    542,990    $    578,293
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                                      2,163 shs.    09/24/04          20,893              22
                                                                                                      ------------    ------------
                                                                                                           563,883         578,315
                                                                                                      ------------    ------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in
other entities.
  Limited Partnership Interest (B)                                          0.04% int.    01/01/01           7,175           5,668
                                                                                                      ------------    ------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  13% Senior Subordinated Note due 2006 (B)                             $      843,750    09/17/02         714,590         759,375
  Limited Partnership Interest (B)                                          0.70% int.    03/30/00         281,250           2,813
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        253 shs.    03/30/00         135,000               3
                                                                                                      ------------    ------------
                                                                                                         1,130,840         762,191
                                                                                                      ------------    ------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam
cleaning and small kitchen products and appliances.
  13.25% Senior Subordinated Note due 2011                              $    1,125,000    09/09/03       1,108,779         900,000
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B) 2  3,229 shs                           09/09/03                      18,869             232
                                                                                                      ------------    ------------
                                                                                                         1,127,648         900,232
                                                                                                      ------------    ------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Limited Partnership Interest of CM
    Equity Partners (B)                                                     1.21% int.    02/11/98          64,535            --
  Common Stock (B)                                                         45,000 shs.    05/06/04               6            --
                                                                                                      ------------    ------------
                                                                                                            64,541            --
                                                                                                      ------------    ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.    07/21/94          96,320             681
                                                                                                      ------------    ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                               $    1,081,731           *         982,147       1,120,268
  Common Stock (B)                                                             33 shs.           *          33,216          29,898
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        106 shs.           *         105,618               1
                                                                                                      ------------    ------------
                                                                                                         1,120,981       1,150,167
                                                                                                      ------------    ------------

*06/30/04 and 08/19/04.
--------------------------------------------------------------------------------
12

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
HUSSEY SEATING CORPORATION
A manufacturer of spectator seating products.
  Senior Secured Floating Rate Revolving Note due 2006                  $    1,054,767    06/12/96    $  1,054,767    $    527,384
  Senior Secured Floating Rate Note due 2006                            $      216,563           *         216,563         108,281
  12% Senior Subordinated Note due 2006                                 $      675,000    03/31/03         675,000           6,750
  Common Stock (B)                                                          2,860 shs.    03/12/04         112,500            --
                                                                                                      ------------    ------------
                                                                                                         2,058,830         642,415
                                                                                                      ------------    ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  16.5% Senior Secured Note due 2006                                    $      910,415    03/01/04         909,127         682,812
  Common Stock (B)                                                            130 shs.    06/01/00         149,500            --
                                                                                                      ------------    ------------
                                                                                                         1,058,627         682,812
                                                                                                      ------------    ------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                                 $      510,187    08/04/00         476,114         520,802
  14% Cumulative Redeemable Preferred Stock Series A (B)                      153 shs.    08/04/00         153,119         153,866
  Limited Partnership Interest of
    Saw Mill Capital Fund II, L.P. (B)                                      1.30% int.    08/03/00         469,250         351,995
  Warrants, exercisable until 2008 and 2009, to purchase
    common stock at $.01 per share (B)                                     26,931 shs.    08/04/00          61,101          24,844
                                                                                                      ------------    ------------
                                                                                                         1,159,584       1,051,507
                                                                                                      ------------    ------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                                 $      843,750    12/15/04         792,660         844,535
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        593 shs.    12/15/04          53,528               6
                                                                                                      ------------    ------------
                                                                                                           846,188         844,541
                                                                                                      ------------    ------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  Senior Secured Floating Rate Revolving Note due 2005                  $       20,967    06/16/00          20,967          20,972
  Senior Secured Floating Rate Tranche A Note due 2007                  $      314,509    06/16/00         314,509         315,234
  12% Senior Secured Tranche B Note due 2008                            $      314,509    06/16/00         301,548         320,799
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                                 3.02% int.    06/12/00         190,563         198,132
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        633 shs.    06/12/00          26,209          66,415
                                                                                                      ------------    ------------
                                                                                                           853,796         921,552
                                                                                                      ------------    ------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                                 $      969,643    02/27/04         885,433         976,535
  Common Stock (B)                                                             18 shs.    02/27/04         244,608         220,119
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                          6 shs.    02/27/04           4,124            --
                                                                                                      ------------    ------------
                                                                                                         1,134,165       1,196,654
                                                                                                      ------------    ------------

*06/12/96 and 08/03/01.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
  12.5% Senior Subordinated Note due 2009                               $      962,170    04/30/01    $    962,170    $    971,792
  Preferred Stock (B)                                                         163 shs.    04/30/01         163,000         326,000
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        142 shs.    04/30/01               7               1
                                                                                                      ------------    ------------
                                                                                                         1,125,177       1,297,793
                                                                                                      ------------    ------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
  Common Stock                                                             28,577 shs.    02/08/05         137,444         225,187
                                                                                                      ------------    ------------
LANCASTER LABORATORIES, INC.
A laboratory testing operation in the United States.
  Common Stock (B)                                                        455,739 shs.    09/25/00         312,254         810,076
                                                                                                      ------------    ------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008                               $    2,036,000           *       1,857,395       2,036,000
  Common Stock (B)                                                          3,057 shs.           *         213,998         149,793
  Warrant, exercisable until 2006, to purchase
    common stock at $.11 per share (B)                                      8,245 shs.           *         318,838         404,005
                                                                                                      ------------    ------------
                                                                                                         2,390,231       2,589,798
                                                                                                      ------------    ------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  Senior Secured Floating Rate Tranche A Note due 2010                  $      447,762    09/03/04         447,762         442,731
  12% Senior Secured Tranche B Note due 2011                            $      179,104    09/03/04         158,123         184,279
  Limited Partnership Interest (B)                                          4.48% int.    09/03/04          33,582          30,224
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        243 shs.    09/03/04          22,556               2
                                                                                                      ------------    ------------
                                                                                                           662,023         657,236
                                                                                                      ------------    ------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                                 $      549,837    09/30/04         500,845         549,004
  8.75% Senior Subordinated Note due 2012                               $      732,065    09/30/04         732,065         739,583
  Common Stock (B)                                                        218,099 shs.    09/30/04         218,099         196,289
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                     87,755 shs.    09/30/04          51,941             878
                                                                                                      ------------    ------------
                                                                                                         1,502,950       1,485,754
                                                                                                      ------------    ------------

*12/23/98 and 01/28/99.
--------------------------------------------------------------------------------
14

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  12% Senior Subordinated Note due 2011                                 $    1,125,000    05/01/03    $  1,107,445    $  1,136,250
  8% Preferred Stock (B)                                                       44 shs.    10/28/04          44,289          44,577
  Common Stock (B)                                                         13,863 shs.    10/28/04          18,576          19,075
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     44,054 shs.    05/01/03          21,534          60,266
                                                                                                      ------------    ------------
                                                                                                         1,191,844       1,260,168
                                                                                                      ------------    ------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit
structures.
  Senior Secured Floating Rate Revolving Note due 2005                  $       57,660    03/24/05          57,660          57,660
  Senior Secured Floating Rate Tranche A Note due 2007                  $      452,720    09/21/00         452,720         452,720
  12% Senior Secured Tranche B Note due 2008                            $      192,200    09/21/00         182,260         192,200
  Limited Partnership Interest of
    Riverside Capital Appreciation Fund I, L.P. (B)                        21.37% int.           *         178,069         222,576
  Warrant, exercisable until 2008, to purchase
    common stock at $100 per share (B)                                        264 shs.    09/21/00          23,064          10,997
                                                                                                      ------------    ------------
                                                                                                           893,773         936,153
                                                                                                      ------------    ------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in
Oklahoma and Texas.
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      8,752 shs.    12/11/02         261,264         367,762
                                                                                                      ------------    ------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and
sportswear to schools.
  12.5% Senior Subordinated Note due 2011                               $      562,500    01/31/03         483,622         579,375
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        112 shs.    01/31/03          95,625          46,025
                                                                                                      ------------    ------------
                                                                                                           579,247         625,400
                                                                                                      ------------    ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                              $      986,538    03/29/04         982,661       1,026,000
  10% Preferred Stock (B)                                                     135 shs.    03/29/04         135,044         140,592
  Common Stock (B)                                                          3,418 shs.    03/29/04           3,418          25,430
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      4,565 shs.    03/29/04           3,877          33,925
                                                                                                      ------------    ------------
                                                                                                         1,125,000       1,225,947
                                                                                                      ------------    ------------

*09/20/00 and 05/23/02.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                       $      464,286    01/28/02    $    464,286    $    503,506
  11.5% Senior Subordinated Note due 2012                               $      857,143    01/28/02         785,697         930,998
  Common Stock (B)                                                        178,571 shs.    01/28/02         178,571         122,143
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    138,928 shs.    01/28/02          92,597          93,776
                                                                                                      ------------    ------------
                                                                                                         1,521,151       1,650,423
                                                                                                      ------------    ------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon and California
and British Columbia.
  12% Senior Subordinated Note due 2006                                 $    1,387,000    08/07/98       1,387,000       1,341,009
  12% Senior Subordinated Note due 2008                                 $      244,154    02/09/00         231,769         227,536
  Limited Partnership Interest of Riverside VIII, VIII-A
    and VIII-B Holding Company, L.P. (B)                                  795,964 uts.           *         808,300         575,272
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                                     15,166 shs.          **         206,041          46,955
                                                                                                      ------------    ------------
                                                                                                         2,633,110       2,190,772
                                                                                                      ------------    ------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                                 $    1,125,000    12/19/00       1,044,148       1,125,000
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                          1.28% int.    12/21/00         140,625         253,125
                                                                                                      ------------    ------------
                                                                                                         1,184,773       1,378,125
                                                                                                      ------------    ------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves
and controls.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2005                                                   $      309,700    07/22/96         309,700         309,700
  Senior Secured Floating Rate Term Note due 2005                       $        4,075    07/22/96           4,075           4,075
  12% Senior Secured Term Note due 2005                                 $      163,000    07/22/96         161,907         163,000
  8% Preferred Stock                                                          228 shs.    07/22/96         116,023         115,944
  Common Stock (B)                                                            299 shs.    07/22/96          14,489          14,489
  Warrant, exercisable until 2005, to purchase
    common stock at $.01 per share (B)                                        162 shs.    07/22/96          49,000               2
                                                                                                      ------------    ------------
                                                                                                           655,194         607,210
                                                                                                      ------------    ------------
PROCESS CHEMICALS LLC
A specialty chemical company that manufactures processed
chemicals for the fertilizer, asphalt and concrete industries.
  Common Membership Interests                                                   1 uts.         ***               4         144,000
                                                                                                      ------------    ------------

  *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
 **08/07/98 and 02/29/00.
***07/31/97 and 01/04/99.
--------------------------------------------------------------------------------
16

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                            332 shs.    08/12/94    $     33,217    $       --
  Common Stock (B)                                                            867 shs.           *          42,365            --
                                                                                                      ------------    ------------
                                                                                                            75,582            --
                                                                                                      ------------    ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products.
  12% Senior Subordinated Note due 2012                                 $      937,500    05/28/04         755,290         975,460
  Common Stock (B)                                                        187,500 shs.    05/28/04         187,500         168,750
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    199,969 shs.    05/28/04         199,969           2,000
                                                                                                      ------------    ------------
                                                                                                         1,142,759       1,146,210
                                                                                                      ------------    ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to
major restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012                                 $    1,002,475    07/09/04         978,060         902,227
  Limited Partnership Interest (B)                                          4.90% int.    07/09/04         137,195          96,037
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        280 shs.    07/09/04          25,973               3
                                                                                                      ------------    ------------
                                                                                                         1,141,228         998,267
                                                                                                      ------------    ------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice
channels.
  13% Senior Subordinated Note due 2011                                 $      975,000    09/29/04         896,780         969,781
  Limited Partnership Interest (B)                                         21,499 uts.    09/29/04         150,000         134,997
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     12,481 shs.    09/29/04          83,596             125
                                                                                                      ------------    ------------
                                                                                                         1,130,376       1,104,903
                                                                                                      ------------    ------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Note due 2011                               $      562,500    11/14/03         505,349         554,476
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                         74 shs.    11/14/03          65,089               1
                                                                                                      ------------    ------------
                                                                                                           570,438         554,477
                                                                                                      ------------    ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  Senior Secured Floating Rate Tranche A Note due 2007                  $      592,248    06/02/99         592,248         592,248
  12% Senior Secured Tranche B Note due 2007                            $      646,089    06/02/99         646,089         646,089
  Class B Common Stock (B)                                                    846 shs.    06/02/99         146,456         290,455
                                                                                                      ------------    ------------
                                                                                                         1,384,793       1,528,792
                                                                                                      ------------    ------------

*11/14/01 and 08/12/94.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                                 $      814,655    09/10/04    $    757,731    $    831,772
  Common Stock (B)                                                            310 shs.    09/10/04         310,345         279,315
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         71 shs.    09/10/04          60,129               1
                                                                                                      ------------    ------------
                                                                                                         1,128,205       1,111,088
                                                                                                      ------------    ------------
SHELTER ACQUISITION, INC.
A distributor of roofing supplies and products throughout
the Midwest.
  12.5% Senior Subordinated Note due 2008                               $      803,571    08/01/02         731,756         803,571
  Common Stock (B)                                                        477,411 shs.           *         477,411         716,117
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                    139,470 shs.    08/01/02         114,589         209,205
                                                                                                      ------------    ------------
                                                                                                         1,323,756       1,728,893
                                                                                                      ------------    ------------
SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded
polyethylene containers.
  12.25% Senior Subordinated Note due 2008                              $    2,250,000    12/06/99       2,096,959       2,250,000
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                        369 shs.    12/06/99         306,818         199,422
                                                                                                      ------------    ------------
                                                                                                         2,403,777       2,449,422
                                                                                                      ------------    ------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC (B)                      0.76% int.    08/29/00         307,860          74,436
                                                                                                      ------------    ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                     61,862 shs.    01/14/00         382,501            --
                                                                                                      ------------    ------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  12% Senior Subordinated Note due 2007                                 $      975,000    08/21/03         946,045         994,500
  Limited Partnership Interest (B)                                          1.05% int.    08/20/03         150,000         744,000
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     45,942 shs.    08/21/03          45,000         227,872
                                                                                                      ------------    ------------
                                                                                                         1,141,045       1,966,372
                                                                                                      ------------    ------------

*08/01/02, 01/17/03 and 12/31/04.
--------------------------------------------------------------------------------
18

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting,
nutrient management planning and record keeping to
companies involved in poultry and food processing.
  Senior Secured Floating Rate Term A Note due 2010                     $      170,704    03/01/05    $    170,704    $    170,274
  Senior Secured Floating Rate Term B Note due 2012                     $      210,937    03/01/05         210,435         209,749
  12% Senior Subordinated Note due 2013                                 $      585,937    03/01/05         554,725         582,986
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P. (B)                                         236 uts.    03/01/05         235,547         211,995
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                         37 shs.    03/01/05          32,098            --
                                                                                                      ------------    ------------
                                                                                                         1,203,509       1,175,004
                                                                                                      ------------    ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
  13% Senior Subordinated Note due 2009                                 $    1,356,000    02/05/98       1,254,715       1,356,000
  Common Stock (B)                                                            315 shs.    02/04/98         315,000         174,353
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                                        222 shs.    02/05/98         184,416         122,877
                                                                                                      ------------    ------------
                                                                                                         1,754,131       1,653,230
                                                                                                      ------------    ------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the
Columbia/Snake River system.
  17% Preferred Stock (B)                                                     280 shs.    12/23/02         280,000         378,000
  Convertible Preferred Stock, convertible into
    common stock at $1,000 per share (B)                                      560 shs.    07/25/96         560,000         756,000
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        237 shs.    07/25/96          24,103         319,788
                                                                                                      ------------    ------------
                                                                                                           864,103       1,453,788
                                                                                                      ------------    ------------
TOMAH HOLDINGS, INC.
A manufacturer of specialty chemicals.
  16% Senior Subordinated Note due 2011                                 $      773,875    12/08/03         748,974         804,830
  16% Preferred Stock Series A (B)                                             20 shs.    12/08/03         334,393         349,999
  Common Stock (B)                                                          8,368 shs.    12/08/03          69,603         108,524
                                                                                                      ------------    ------------
                                                                                                         1,152,970       1,263,353
                                                                                                      ------------    ------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                               $      676,983    01/20/00         676,983         683,124
  12% Senior Subordinated Note due 2010                                 $      758,100    01/20/00         725,642         771,805
  Common Stock (B)                                                        129,960 shs.    01/20/00         129,960         103,968
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                                      148,912 shs.    01/20/00          56,316           1,489
                                                                                                      ------------    ------------
                                                                                                         1,588,901       1,560,386
                                                                                                      ------------    ------------

--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                               $      562,500    04/11/03    $    522,923    $    561,472
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      3,060 shs.    04/11/03          50,625              31
                                                                                                      ------------    ------------
                                                                                                           573,548         561,503
                                                                                                      ------------    ------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                                 $      705,457    05/28/04         635,734         686,798
  8.75% Senior Secured Note due 2011                                    $      409,310    05/28/04         409,310         402,424
  Common Stock (B)                                                        385,233 shs.    05/28/04         385,233         288,925
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    116,521 shs.    05/28/04          74,736           1,165
                                                                                                      ------------    ------------
                                                                                                         1,505,013       1,379,312
                                                                                                      ------------    ------------
TVI, INC.
A retailer of used clothing in the United States, Canada
and Australia.
  Common Stock (B)                                                        187,500 shs.    05/02/00         187,500         202,500
                                                                                                      ------------    ------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and
corporate clients with multiple locations.
  12% Senior Subordinated Note due 2011                                 $      473,684    08/06/03         405,913         486,128
  Preferred Stock                                                           1,361 shs.    08/06/03         136,089         136,098
  Common Stock (B)                                                            546 shs.    08/06/03             546             546
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share                                            502 shs.    08/06/03         157,869             502
                                                                                                      ------------    ------------
                                                                                                           700,417         623,274
                                                                                                      ------------    ------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter
icemaking, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                               $      996,500    04/30/04         893,331       1,046,139
  10% Junior Subordinated Note due 2012                                 $       35,390    04/30/04          35,414          36,705
  Common Stock (B)                                                             96 shs.    04/30/04          96,400          86,760
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        122 shs.    04/30/04         112,106               1
                                                                                                      ------------    ------------
                                                                                                         1,137,251       1,169,605
                                                                                                      ------------    ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units (B)                                              0.03% int.    12/02/96               1               2
                                                                                                      ------------    ------------

--------------------------------------------------------------------------------
20

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or    Acquisition
CORPORATE RESTRICTED SECURITIES(A)(Continued)                          Principal Amount     Date          Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  13% Senior Subordinated Note due 2011                                 $      999,153    09/24/04    $    906,757    $  1,017,935
  Common Stock (B)                                                         12,585 shs.    09/24/04         125,850         113,265
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     12,593 shs.    09/24/04          98,938             126
                                                                                                      ------------    ------------
                                                                                                         1,131,545       1,131,326
                                                                                                      ------------    ------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes
and tags used on tea bags and medical and food products.
  12.5% Senior Subordinated Note due 2012                               $      900,000    07/19/04         785,152         909,908
  Limited Partnership Interest Class A (B)                                219,375 uts.    07/19/04         219,375         197,438
  Limited Partnership Interest Class B (B)                                 96,848 uts.    07/19/04          96,848          87,163
                                                                                                      ------------    ------------
                                                                                                         1,101,375       1,194,509
                                                                                                      ------------    ------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
  10% Senior Subordinated Lien Note due 2009                            $      532,895    07/12/04         532,895         534,337
  14% Senior Subordinated Note due 2012                                 $      563,346    07/12/04         561,865         566,551
  Limited Partnership Interest (B)                                          0.20% int.    07/12/04          19,737          17,763
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      2,133 shs.    07/12/04           1,500              21
                                                                                                      ------------    ------------
                                                                                                         1,115,997       1,118,672
                                                                                                      ------------    ------------
WEASLER HOLDINGS LLC
A manufacturer of mechanical power transmission
components for the agricultural, lawn and turf industries.
  Limited Partnership Interest (B)                                          0.82% int.    02/03/03          53,570          93,373
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        136 shs.    02/04/03         111,086         236,473
                                                                                                      ------------    ------------
                                                                                                           164,656         329,846
                                                                                                      ------------    ------------
    TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                 79,296,058      78,849,592
                                                                                                      ------------    ------------

--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                                    Shares or
                                                         Interest       Due         Principal
CORPORATE RESTRICTED SECURITIES(A)(Continued)              Rate         Date          Amount            Cost          Fair Value
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 6.79%:
BONDS - 6.42%
  A E P Industries, Inc.                                   7.875%     03/15/13     $     75,000     $     75,000     $     75,166
  A E S Corporation                                        8.750      05/15/13          425,000          476,001          474,938
  A E S Corporation                                        9.000      05/15/15          175,000          175,000          196,438
  Activant Solutions, Inc.                                 9.090      04/01/10          400,000          400,000          414,000
  Blockbuster, Inc.                                        9.000      09/01/12          275,000          277,096          257,125
  Bombardier Capital, Inc.                                 6.125      06/29/06          500,000          507,548          502,500
  Bombardier, Inc.                                         6.300      05/01/14          500,000          440,315          452,500
  Charter Communications Op LLC                            8.000      04/30/12          500,000          498,750          497,500
  Compression Polymers Holding                            10.460      07/01/12           65,000           64,675           64,675
  Douglas Dynamics, LLC                                    7.750      01/15/12          325,000          326,981          318,500
  Intelsat Bermuda Ltd.                                    7.805      01/15/12          225,000          225,000          228,938
  Intelsat Bermuda Ltd.                                    8.250      01/15/13          250,000          250,000          258,125
  Interactive Health LLC                                   7.250      04/01/11          500,000          414,680          445,000
  Lazard LLC                                               7.125      05/15/15          375,000          374,704          378,276
  Magnachip Semiconductor                                  8.000      12/15/14           50,000           50,000           48,000
  Markwest Energy                                          6.875      11/01/14          250,000          250,000          248,750
  Metaldyne Corporation                                   10.000      11/01/13          340,000          342,092          278,800
  P Q Corporation                                          7.500      02/15/13          685,000          677,350          673,013
  Service Corporation International                        7.000      06/15/17          500,000          495,015          513,750
  Siebe PLC                                                6.500      01/15/10          350,000          308,000          301,875
  T C W Lev Income Trust LP (B)                            8.410      11/30/05          855,715          855,715          213,929
  Tenaska Alabama Partners LP                              7.000      06/30/21          185,000          185,000          187,310
  Texas Genco LLC                                          6.875      12/15/14          350,000          350,000          368,375
  Texas Industries, Inc.                                   7.250      07/15/13           35,000           35,000           35,875
                                                                                   ------------     ------------     ------------
TOTAL BONDS                                                                        $  8,190,715        8,053,922        7,433,358
                                                                                   ============     ------------     ------------
CONVERTIBLE BONDS - 0.37%
  Cymer, Inc.                                              3.500%     02/15/09     $    450,000     $    450,000     $    425,813
                                                                                   ------------     ------------     ------------
    TOTAL CONVERTIBLE BONDS                                                        $    450,000          450,000          425,813
                                                                                   ============     ------------     ------------
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                              700     $          7     $         11
                                                                                   ------------     ------------     ------------
    TOTAL WARRANTS                                                                                             7               11
                                                                                                    ------------     ------------
TOTAL RULE 144A SECURITIES                                                                             8,503,929        7,859,182
                                                                                                    ------------     ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                                           $ 87,789,987     $ 86,708,774
                                                                                                    ------------     ------------

--------------------------------------------------------------------------------
22

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                         Interest       Due         Principal
CORPORATE PUBLIC SECURITIES -- 28.59%: (A)                 Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 24.23%
  Abitibi-Consolidated, Inc.                               7.750%     06/15/11     $    500,000     $    517,194     $    502,500
  Activant Solutions, Inc.                                10.500      06/15/11          325,000          325,953          352,625
  Aearo Co.                                                8.250      04/15/12          225,000          225,000          225,000
  Allied Waste NA                                          7.875      04/15/13          500,000          513,722          511,250
  American Media Operation, Inc.                           8.875      01/15/11          475,000          475,673          450,063
  Appleton Papers, Inc.                                    8.125      06/15/11          250,000          250,000          243,750
  Argo Tech Corporation                                    9.250      06/01/11          425,000          425,000          461,125
  Arrow Electronics, Inc.                                  7.000      01/15/07          500,000          520,035          515,584
  BCP Crystal US Holdings Corporation                      9.625      06/15/14          355,000          355,000          397,600
  C S C Holdings, Inc.                                     7.625      04/01/11          250,000          251,018          246,875
  Cablevision Systems Corporation                          7.890      04/01/09          450,000          450,000          451,125
  Cadmus Communications Corporation                        8.375      06/15/14          350,000          350,000          360,063
  Chemed Corporation                                       8.750      02/24/11          600,000          600,000          649,500
  Chesapeake Energy Corporation                            7.000      08/15/14          650,000          677,457          689,000
  Cincinnati Bell, Inc.                                    8.375      01/15/14          550,000          503,750          563,750
  Collins & Aikman Products Co. (B)                       10.750      12/31/11          450,000          461,918          101,250
  Del Monte Corporation                                    8.625      12/15/12          200,000          200,000          220,000
  Dollar Financial Group                                   9.750      11/15/11          325,000          325,000          335,156
  Dominos, Inc.                                            8.250      07/01/11          109,000          108,213          116,085
  Electronic Data Systems Corporation                      7.125      10/15/09          500,000          505,717          538,160
  Esterline Technologies                                   7.750      06/15/13          175,000          175,000          185,500
  Ford Motor Credit Co.                                    5.800      01/12/09          500,000          499,070          474,648
  Ford Motor Credit Co.                                    7.375      10/28/09          500,000          498,750          488,594
  G F S I, Inc.                                            9.625      03/01/07          375,000          338,450          341,250
  Gencorp, Inc.                                            9.500      08/15/13          130,000          130,000          140,400
  General Motors Accept Corporation                        5.850      01/14/09          500,000          503,321          468,706
  Goodyear Tire & Rubber Company                           7.857      08/15/11          350,000          327,250          340,375
  GulfMark Offshore, Inc.                                  7.750      07/15/14          300,000          298,725          315,750
  Houghton Mifflin Co.                                     9.875      02/01/13          500,000          527,808          533,750
  Huntsman LLC                                            11.625      10/15/10          163,000          161,068          190,914
  Intrawest Corporation                                    7.500      10/15/13          250,000          250,000          256,563
  Jostens I H Corporation                                  7.625      10/01/12          325,000          325,000          320,938
  K 2, Inc.                                                7.375      07/01/14          150,000          150,603          157,875
  Koppers Inc.                                             9.875      10/15/13          250,000          250,000          270,000
  Leucadia National Corporation                            7.000      08/15/13          350,000          356,958          350,000
  Liberty Media Corporation                                5.700      05/15/13          500,000          475,805          465,052
  Lodgenet Entertainment Corporation                       9.500      06/15/13          375,000          375,000          408,750
  Lyondell Chemical Co.                                    9.500      12/15/08          450,000          458,376          478,688
  M G M Mirage, Inc.                                       6.000      10/01/09          225,000          227,928          226,125
  M S X International, Inc.                               11.000      10/15/07          175,000          173,502          172,375
  Majestic Star Casino LLC                                 9.500      10/15/10          250,000          250,000          257,500
  Manitowoc Company, Inc.                                  7.125      11/01/13          100,000          100,000          104,500
  Mediacom LLC                                             9.500      01/15/13          750,000          746,041          748,125
  Moog, Inc.                                               6.250      01/15/15           60,000           60,000           59,850
  Nalco Co.                                                7.750      11/15/11          250,000          250,000          266,250
  National Wine & Spirits, Inc.                           10.125      01/15/09           25,000           25,375           25,250
  Neff Corporation                                        10.250      06/01/08           90,000           89,000           91,537
  Nextel Communications Corporation                        7.375      08/01/15          400,000          410,095          432,000
  North America Energy Partners                            8.750      12/01/11          200,000          200,000          172,000

--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                         Interest       Due         Principal
CORPORATE PUBLIC SECURITIES(A)(Continued)                  Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
  Northwest Airlines Corporation                           8.970%     01/02/15     $    643,112     $    643,112     $    393,540
  Numatics, Inc.                                           9.625      04/01/08          375,000          376,526          375,938
  O E D Corp/Diamond Jo Company Guarantee                  8.750      04/15/12          500,000          492,980          466,250
  Offshore Logistics, Inc.                                 6.125      06/15/13          350,000          350,000          337,750
  Pacific Energy Partners                                  7.125      06/15/14          250,000          252,131          260,313
  Pinnacle Foods Group                                     8.250      12/01/13          225,000          225,000          201,375
  Pliant Corporation                                      11.625      06/15/09          574,414          587,172          614,623
  Primedia, Inc.                                           8.000      05/15/13          500,000          513,750          501,250
  Quintiles Transnational Corporation                     10.000      10/01/13          250,000          250,000          273,750
  Rayovac Corporation                                      8.500      10/01/13          175,000          175,000          182,875
  Rent-A-Center, Inc.                                      7.500      05/01/10          250,000          250,000          250,000
  Rent-Way, Inc.                                          11.875      06/15/10          450,000          470,592          504,000
  Rhodia SA                                                8.875      06/01/11          250,000          249,834          240,625
  Rhodia SA                                               10.250      06/01/10          250,000          252,560          268,125
  Rogers Wireless, Inc.                                    7.250      12/15/12           90,000           90,000           97,200
  Rogers Wireless, Inc.                                    7.500      03/15/15          560,000          603,660          609,000
  Rogers Wireless, Inc.                                    8.000      12/15/12           90,000           90,000           96,975
  Samsonite Corporation                                    8.875      06/01/11          500,000          523,715          531,250
  Service Corporation International                        6.000      12/15/05           21,000           21,046           21,131
  Sheridan Acquisition Corporation                        10.250      08/15/11          225,000          222,001          233,718
  Sports Club Co.                                         11.375      03/15/06          100,000           97,000           99,000
  Tekni-Plex, Inc.                                        12.750      06/15/10          500,000          483,500          342,500
  Telex Communications, Inc.                              11.500      10/15/08          250,000          250,000          266,874
  Tenet Healthcare Corporation                             6.375      12/01/11          250,000          241,250          238,124
  Tenet Healthcare Corporation                             9.875      07/01/14          350,000          341,859          375,374
  Triton P C S, Inc.                                       8.500      06/01/13          500,000          500,000          461,250
  Tyco International Group SA                              6.375      10/15/11          150,000          148,500          164,745
  United Rentals, Inc.                                     7.750      11/15/13          325,000          325,000          319,312
  Universal City Florida                                   7.960      05/01/10          100,000          100,000          103,750
  Universal City Florida                                   8.375      05/01/10          100,000          100,000          104,250
  Utilicorp United, Inc.                                   9.950      02/01/11          500,000          550,091          542,500
  Vicorp Restaurants, Inc.                                10.500      04/15/11          300,000          296,374          303,000
  Vought Aircraft Industries                               8.000      07/15/11          650,000          649,245          643,500
  Warner Music Group                                       7.375      04/15/14          125,000          125,000          126,250
  Williams Scotsman, Inc.                                  9.875      06/01/07          500,000          493,750          502,500
  Wornick Co.                                             10.875      07/15/11          350,000          350,000          355,250
                                                                                   ------------     ------------     ------------
    TOTAL BONDS                                                                    $ 28,235,526       28,364,423       28,081,593
                                                                                   ============     ------------     ------------

--------------------------------------------------------------------------------
24

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                                                    Shares or
                                                         Interest       Due         Principal
CORPORATE PUBLIC SECURITIES(A)(Continued)                  Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 3.92%
  D S W, Inc. (B)                                                                           100     $      1,900     $      2,495
  Distributed Energy Systems Corporation                                                 14,000          177,078           58,940
  H C I Direct, Inc. (B)                                                                    500             --               --
  Lazard Ltd (B)                                                                         20,300          507,500          471,975
  NeuStar, Inc. (B)                                                                       1,500           33,000           38,400
  P W Eagle, Inc. (B)                                                                   101,236                1          592,231
  Rent-Way, Inc. (B)                                                                     46,432          458,123          456,891
  Transmontaigne, Inc. (B)                                                              277,771          909,179        2,916,596
  Volcom, Inc. (B)                                                                          100            1,900            2,677
  Western Alliance Bancorp (B)                                                              100            2,200            2,540
                                                                                                    ------------     ------------
    TOTAL COMMON STOCK                                                                                 2,090,881        4,542,745
                                                                                                    ------------     ------------
CONVERTIBLE BONDS - 0.44%
  Leucadia National Corporation                            3.750%     04/15/14     $    500,000     $    500,000     $    506,250
                                                                                   ------------     ------------     ------------
    TOTAL CONVERTIBLE BONDS                                                        $    500,000          500,000          506,250
                                                                                   ============     ------------     ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                               $ 30,955,304     $ 33,130,588
                                                                                                    ------------     ------------

                                                          Interest     Due           Principal
SHORT-TERM SECURITIES:                                   Rate/Yield    Date           Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 12.27%
  Baxter International, Inc.                               3.354      07/14/05     $  1,462,000     $  1,460,231     $  1,460,231
  C V S Corporation                                        3.122      07/01/05        2,159,000        2,159,000        2,159,000
  Cendant Corporation                                      3.305      07/11/05        1,436,000        1,434,684        1,434,684
  Centex Corporation                                       3.303      07/06/05        2,195,000        2,193,994        2,193,994
  D T E Energy Company                                     3.354      07/12/05        2,000,000        1,997,953        1,997,953
  DaimlerChrysler NA Holding Corporation                   3.313      07/08/05        1,640,000        1,638,944        1,638,944
  Deluxe Corporation                                       3.303      07/07/05        1,037,000        1,036,430        1,036,430
  Wellpoint, Inc.                                          3.273      07/05/05        2,300,000        2,299,164        2,299,164
                                                                                   ------------     ------------     ------------
    TOTAL SHORT-TERM SECURITIES                                                    $ 14,229,000     $ 14,220,400     $ 14,220,400
                                                                                   ============     ------------     ------------
TOTAL INVESTMENTS                                         115.70%                                   $132,965,691     $134,059,762
                                                                                                    ============     ------------
    Other Assets                                            5.01                                                        5,800,863
    Liabilities                                           (20.71)                                                     (23,992,219)
                                                          ------                                                     ------------
    Total Net Assets                                      100.00%                                                    $115,868,406
                                                          ======                                                     ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                   Fair Value/                                                        Fair Value/
Industry Classification:                          Market Value     Industry Classification: (Cont.)                  Market Value
                                                  ------------                                                       ------------
AEROSPACE - 2.65%                                                  BUILDINGS & REAL ESTATE - 4.21%
Argo Tech Corporation                             $    461,125     A W C Holding Company                             $  1,178,777
Bombardier, Inc.                                       452,500     Adorn, Inc.                                          1,307,067
Consolidated Foundries Holdings                      1,324,891     Compression Polymers Holding                            64,675
Esterline Technologies                                 185,500     Shelter Acquisition, Inc.                            1,728,893
Vought Aircraft Industries                             643,500     Texas Industries, Inc.                                  35,875
                                                  ------------     TruStile Doors, Inc.                                   561,503
                                                     3,067,516                                                       ------------
                                                  ------------                                                          4,876,790
AIRLINES - 0.34%                                                                                                     ------------
Northwest Airlines Corporation                         393,540     CARGO TRANSPORT - 2.37%
                                                  ------------     Kenan-Advantage Transport Company                    1,297,793
AUTOMOBILE - 7.81%                                                 Tidewater Holdings, Inc.                             1,453,788
America's Body Company, Inc./LCP Holding Co.         1,750,000                                                       ------------
Collins & Aikman Products Co.                          101,250                                                          2,751,581
Gencorp, Inc.                                          140,400                                                       ------------
Goodyear Tire & Rubber Co.                             340,375     CHEMICAL, PLASTICS
Jason, Inc.                                          1,051,507      & RUBBER - 3.05%
LIH Investors, L.P.                                  2,589,798     Capital Specialty Plastics, Inc.                         1,078
Metaldyne Corporation                                  278,800     Huntsman LLC                                           190,914
Nyloncraft, Inc.                                     1,650,423     Koppers, Inc.                                          270,000
Qualis Automotive LLC                                1,146,210     Lyondell Chemical Co.                                  478,688
                                                  ------------     P Q Corporation                                        673,013
                                                     9,048,763     Process Chemicals LLC                                  144,000
                                                  ------------     Rhodia SA                                              508,750
BEVERAGE, DRUG & FOOD - 4.86%                                      Tomah Holdings, Inc.                                 1,263,353
Beta Brands Ltd --                                                                                                   ------------
Cains Foods, L.P.                                      299,613                                                          3,529,796
Del Monte Corporation                                  220,000                                                       ------------
Dominos, Inc.                                          116,085     CONSUMER PRODUCTS - 7.95%
Eagle Pack Pet Foods, Inc.                             578,315     Appleton Papers, Inc.                                  243,750
National Wine & Spirits, Inc.                           25,250     Augusta Sportswear Holding Co.                       1,138,637
Nonni's Food Company                                 1,225,947     Colibri Holdings Corporation                         1,061,278
Pinnacle Foods Group                                   201,375     Euro-Pro Corporation                                   900,232
River Ranch Fresh Foods LLC                          1,104,903     G F S I, Inc.                                          341,250
Specialty Foods Group, Inc.                             74,436     H C I Direct, Inc.                                        --
Vicorp Restaurants, Inc.                               303,000     K 2, Inc.                                              157,875
Vitality Foodservice, Inc.                           1,131,326     Maverick Acquisition Company                           657,236
Wornick Co.                                            355,250     Neff Motivation, Inc.                                   91,537
                                                  ------------     Rayovac Corporation                                    182,875
                                                     5,635,500     Royal Baths Manufacturing Company                      554,477
                                                  ------------     Savage Sports Holding, Inc.                          1,111,088
BROADCASTING - 2.43%                                               The Tranzonic Companies                              1,653,230
C S C Holdings, Inc.                                   246,875     Volcom, Inc.                                             2,677
Cablevision Systems Corporation                        451,125     Walls Industries, Inc.                               1,118,672
Charter Communications Op LLC                          497,500     Winsloew Furniture, Inc.                                    11
Liberty Media Corporation                              465,052                                                       ------------
Lodgenet Entertainment Corporation                     408,750                                                          9,214,825
Mediacom LLC                                           748,125                                                       ------------
                                                  ------------     CONTAINERS, PACKAGING
                                                     2,817,427     & GLASS - 5.23%
                                                  ------------     A E P Industries, Inc.                                  75,166
                                                                   Paradigm Packaging, Inc.                             1,378,125
                                                                   Pliant Corporation                                     614,623
                                                                   Snyder Industries, Inc.                              2,449,422
                                                                   Tekni-Plex, Inc.                                       342,500
                                                                   Vitex Packaging, Inc.                                1,194,509
                                                                                                                     ------------
                                                                                                                        6,054,345
                                                                                                                     ------------

--------------------------------------------------------------------------------
26

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                   Fair Value/                                                        Fair Value/
Industry Classification:(Cont.)                   Market Value     Industry Classification: (Cont.)                  Market Value
                                                  ------------                                                       ------------
DISTRIBUTION - 3.62%                                               FARMING & AGRICULTURE - 0.00%
Brampton Fastener Co. Ltd                         $     39,600     Protein Genetics, Inc.                            $       --
Corvest Group, Inc.                                  1,965,370                                                       ------------
Kele and Associates, Inc.                            1,196,654     FINANCIAL SERVICES - 4.40%
QualServ Corporation                                   998,267     BCP Caylux Holding Lux SCA                             397,600
Strategic Equipment & Supply Corporation, Inc.            --       Bombardier Capital, Inc.                               502,500
                                                  ------------     Dollar Financial Group                                 335,156
                                                     4,199,891     East River Ventures I, L.P.                              5,668
                                                  ------------     Ford Motor Credit Co.                                  963,242
DIVERSIFIED/CONGLOMERATE,                                          General Motors Acceptance Corporation                  468,706
 MANUFACTURING - 5.12%                                             Highgate Capital LLC                                       681
Activant Solutions, Inc.                               766,625     Lazard LLC                                             850,251
AmerCable, Inc.                                      1,120,290     Leucadia National Corporation                          856,250
Arrow Tru-Line Holdings, Inc.                        1,099,876     T C W Leveraged Income Trust, L.P.                     213,929
Coining Corporation of America LLC                   1,065,714     Victory Ventures LLC                                         2
Dexter Magnetics Technologies, Inc.                    554,304     Western Alliance Bancorp                                 2,540
Douglas Dynamics LLC                                   318,500     Williams Scotsman, Inc.                                502,500
Evans Consoles, Inc.                                      --                                                         ------------
Justrite Manufacturing Acquisition Co.                 844,541                                                          5,099,025
Tyco International Group SA                            164,745                                                       ------------
                                                  ------------     HEALTHCARE, EDUCATION &
                                                     5,934,595      CHILDCARE - 4.37%
                                                  ------------     A T I Acquisition Company                            1,062,671
DIVERSIFIED/CONGLOMERATE,                                          American Hospice Management Holding LLC              1,405,879
 SERVICE - 7.25%                                                   Interactive Health LLC                                 445,000
Abitibi-Consolidated, Inc.                             502,500     MedAssist, Inc.                                      1,260,168
Allied Waste NA                                        511,250     Quintiles Transnational Corporation                    273,750
CapeSuccess LLC                                          2,512     Tenet Healthcare Corporation                           613,498
Chemed Corporation                                   1,463,012                                                       ------------
Diversco, Inc./DHI Holdings, Inc.                    1,044,048                                                          5,060,966
Dwyer Group, Inc.                                    1,361,289                                                       ------------
Keystone North America, Inc.                           225,187     HOME & OFFICE FURNISHINGS,
Lancaster Laboratories, Inc.                           810,076      HOUSEWARES,AND DURABLE
Moss, Inc.                                             936,153      CONSUMER PRODUCTS - 4.00%
M S X International, Inc.                              172,375     Connor Sport Court International, Inc.               1,142,663
Service Corporation International                      534,881     Home Decor Holding Company                           1,150,167
U S M Holdings Corporation                             623,274     Hussey Seating Corporation                             642,415
Universal City Florida                                 208,000     Samsonite Corporation                                  531,250
                                                  ------------     U-Line Corporation                                   1,169,605
                                                     8,394,557                                                       ------------
                                                  ------------                                                          4,636,100
ELECTRONICS - 3.62%                                                                                                  ------------
A E S Corporation                                      671,376     LEISURE, AMUSEMENT,
Arrow Electronics, Inc.                                515,584      ENTERTAINMENT - 1.95%
Directed Electronics, Inc.                           1,134,748     Intrawest Corporation                                  256,563
Distributed Energy Systems                              58,940     Keepsake Quilting, Inc.                                921,552
Electronic Data Systems Corporation                    538,160     M G M Mirage, Inc.                                     226,125
Precision Dynamics, Inc.                               607,210     Majestic Star Casino LLC                               257,500
Siebe PLC                                              301,875     O E D Corp/Diamond Jo Company Guarantee                466,250
Texas Genco LLC                                        368,375     Warner Music Group                                     126,250
                                                  ------------                                                       ------------
                                                     4,196,268                                                          2,254,240
                                                  ------------                                                       ------------

--------------------------------------------------------------------------------

                                              MASSMUTUAL PARTICIPATION INVESTORS

June 30, 2005
(Unaudited)

                                                   Fair Value/                                                        Fair Value/
Industry Classification:(Cont.)                   Market Value     Industry Classification: (Cont.)                  Market Value
                                                  ------------                                                       ------------
MACHINERY - 9.88%                                                  RETAIL STORES - 4.23%
Aearo Co.                                         $    225,000     Blockbuster, Inc.                                 $    257,125
C & M Conveyor, Inc.                                 1,214,899     D S W, Inc.                                              2,495
Integration Technology Systems, Inc.                   682,812     Neff Corporation                                       625,400
Manitowoc Company, Inc.                                104,500     Olympic Sales, Inc.                                  2,190,772
Maxon Corporation                                    1,485,754     Rent-A-Center, Inc.                                    250,000
Numatics, Inc.                                         375,938     Rent-Way, Inc.                                         960,891
P W Eagle, Inc.                                        592,231     Sports Club Co.                                         99,000
Safety Speed Cut Manufacturing Company, Inc.         1,528,792     TVI, Inc.                                              202,500
Synventive Equity LLC                                1,966,372     United Rentals, Inc.                                   319,312
Tronair, Inc.                                        1,560,386                                                       ------------
Tubular Textile Machinery                            1,379,312                                                          4,907,495
Weasler Holdings LLC                                   329,846                                                       ------------
                                                  ------------     TECHNOLOGY - 0.63%
                                                    11,445,842     Convera Corporation
                                                  ------------     Cymer, Inc.                                            425,813
MEDICAL DEVICES/BIOTECH - 1.57%                                    Delstar Holding Corporation                            220,944
Beacon Medical Products, Inc.                        1,127,401     Magnachip Semiconductor                                 48,000
Coeur, Inc.                                            690,297     NeuStar, Inc.                                           38,400
E X C Acquisition Corporation                             --                                                         ------------
                                                  ------------                                                            733,157
                                                     1,817,698                                                       ------------
                                                  ------------     TELECOMMUNICATIONS - 2.60%
MINING, STEEL, IRON                                                Cincinnati Bell, Inc.                                  563,750
 & NON PRECIOUS METALS - 0.05%                                     Intelsat Bermuda, Ltd.                                 487,063
Better Minerals & Aggregates                            54,525     Nextel Communications Corporation                      432,000
                                                  ------------     Rogers Wireless, Inc.                                  803,175
OIL AND GAS - 4.37%                                                Telex Communications, Inc.                             266,874
Chesapeake Energy Corporation                          689,000     Triton P C S, Inc.                                     461,250
GulfMark Offshore, Inc.                                315,750                                                       ------------
Mustang Ventures Company                               367,762                                                          3,014,112
North American Energy Partners                         172,000                                                       ------------
Offshore Logistics, Inc.                               337,750     UTILITIES - 1.13%
Pacific Energy Partners                                260,313     Bill Barrett Corporation
Transmontaigne, Inc.                                 2,916,596     Markwest Energy                                        248,750
                                                  ------------     Moog, Inc.                                              59,850
                                                     5,059,171     Nalco Co.                                              266,250
                                                  ------------     Tenaska Alabama Partners LP                            187,310
PHARMACEUTICALS - 0.66%                                            Utilicorp United, Inc.                                 542,500
Enzymatic Therapy, Inc.                                762,191                                                       ------------
                                                  ------------                                                          1,304,660
PUBLISHING/PRINTING - 2.07%                                                                                          ------------
American Media Operation, Inc.                         450,063     WASTE MANAGEMENT/
Cadmus Communications Corporation                      360,063      POLLUTION - 1.01%
Houghton Mifflin Co.                                   533,750     Terra Renewal Services, Inc.                         1,175,004
Jostens I H Corporation                                320,938                                                       ------------
Primedia, Inc.                                         501,250     TOTAL CORPORATE RESTRICTED
Sheridan Acquisition Corporation                       233,718       AND PUBLIC SECURITIES - 103.43%                 $119,839,362
                                                  ------------                                                       ============
                                                     2,399,782
                                                  ------------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
28

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1. HISTORY

     MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

     The Trust is a diversified closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson Capital"), a whollyowned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

     On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF INVESTMENTS:

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees the ("Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

     The Trust's Board of Trustees meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider Babson Capital's reports analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

     The consolidated financial statements include private placement restricted securities valued at $78,849,592 (68.05% of net assets) as of June 30, 2005 whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2005, subject to discount where appropriate, and are approved by the Trustees.

     Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

     Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

     Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. USE OF ESTIMATES:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. FEDERAL INCOME TAXES:

     No provision for federal income taxes on net investment income and short-term capital gains is considered necessary for the Trust because it is a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification by, among other things, distributing substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2005 the MMPI Subsidiary Trust has accrued tax expense on net realized and unrealized gains of $81,427 and $459,629, respectively.

E. DISTRIBUTIONS TO SHAREHOLDERS:

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT

     A. SERVICES:

     Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a negotiated private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such securities to the Trust. Babson Capital will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     B. FEE:

     For its services under the Contract, Babson Capital is paid a quarterly fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

     C. BASIS FOR BOARD RENEWAL OF THE CONTRACT:

     At a meeting of the Board of Trustees of the Trust held on April 22, 2005, the Board of Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved the continuance of the Contract.

     Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP ("Ropes & Gray"), counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

     Among other things, the Trustees discussed and considered with management
     (i) the aforementioned guidance provided by Ropes & Gray and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These reasons are summarized below.

     NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL

     In evaluating the scope and quality of the services provided by Babson Capital, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features; (iii) the experience and quality of Babson Capital's staff; (iv) the financial strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the Trust's ability to co-invest in negotiated private placements with MassMutual; and
     (vii) the expansion of the scope of services provided by Babson Capital as result of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Board of Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under the renewed Contract.

     INVESTMENT PERFORMANCE

     The Board also examined the Trust's short-term, intermediate- term, and long-term performance as compared against

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     appropriate benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1, 3, 5, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments and due to the fact that the business development companies often reported returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant re-approval of the Contract.

     ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

     In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Corporate Investors ("Corporate Investors"), which also is advised by Babson Capital and pays a quarterly advisory fee equal to 5/16 of 1% of the fund's NAV (an amount equivalent to 1.25% on an annual basis) subject to a quarterly performance adjustment of 1/16 of 1% (approximately equal to .25% on an annual basis). It was also noted that the shareholders of Corporate Investors would be voting on a proposal to eliminate the performance fee component of Babson Capital's advisory fee in August of 2005. In considering the fee rate recommended under the Contract, the Trustees noted the Trust's different investment objectives between the Trust and Corporate Investors and the advisory fee charged by Tower Square Capital Partners, L.P. ("Tower Square"), a more recent private mezzanine fund managed by Babson Capital that commenced operations in 2002. Tower Square has an advisory fee of 1.5% of committed capital during the 5-year investment period and 1.25% of net invested capital thereafter plus an incentive allocation of 20% of net realized gains after investors have received a cumulative 8% internal rate of return.

     At the request of the Trustees, Babson Capital also provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Board also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements (less than $1,000). The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profits for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract was reasonable.

     ECONOMIES OF SCALE

     The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth seemed unlikely. The Trustees also examined the scale down features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust current net assets are near $100 million. The Trustees further noted that the Trust is a relatively small, closed-end registered investment company that has not grown significantly in the past and is not likely to grow significantly in the future. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was acceptable given the Trust's size and circumstances.

4. SENIOR SECURED INDEBTEDNESS:

     A. NOTE PAYABLE

     MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2005, the Trust incurred total interest expense on the Note of $348,000.

     The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B. REVOLVING CREDIT AGREEMENT

     The Trust entered into a $15,000,000 Revolving Credit Agreement with Fleet National Bank (the "Agent Bank") dated May 29, 1997, which had a stated matured on May 31, 2004. The maturity date of this loan was extended to May 31, 2007, and its terms amended and restated pursuant to the First Amended and Restated Revolving Credit Agreement (the "Revolver") dated May 27, 2004, between the Trust and the Agent Bank.

     The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .60% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% per annum.

     As of June 30, 2005, there was $10,500,000 in outstanding loans against the Revolver and the average blended rate of interest attributable to the Revolver was 3.22%. For the six months ended June 30, 2005, the Trust incurred total interest expense on the Revolver of $167,608, plus $8,527 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

                                                FOR THE SIX MONTHS
                                                 ENDED 6/30/2005
                                             COST OF         PROCEEDS FROM
                                           INVESTMENTS         SALES OR
                                            ACQUIRED          MATURITIES
                                            --------          ----------
     Corporate restricted securities     $ 13,365,703        $ 24,431,574
     Corporate public securities            5,261,238           3,903,285
     Short-term securities                226,311,365         217,800,000

     The aggregate cost of investments was substantially the same for financial reporting and federal income tax purposes as of June 30, 2005. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of June 30, 2005 is $634,442 and consists of $13,467,586 appreciation and $12,833,144 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                  MARCH 31, 2005
                                               AMOUNT       PER SHARE

     Investment income                       $2,833,525
     Net investment income                    2,192,726       $0.23
     Net realized and unrealized gain
      on investments (net of taxes)           1,002,116        0.10


                                                   JUNE 30, 2005
                                                AMOUNT      PER SHARE

     Investment income                       $2,971,531
     Net investment income                    2,302,919        0.23
     Net realized and unrealized gain
      on investments (net of taxes)           4,574,450        0.47

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

     For the six months ended June 30, 2005, the Trust has paid its Trustees aggregate remuneration of $54,375. The Trust does not pay any compensation to any of its Trustees who are "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust. Messers. Reese and Joyal were each classified as "interested persons" of the Trust.

     All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Advisory and Administrative Services Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

     For the six months ended June 30, 2005, Mr. Reese, one of the Trust's Trustees, was an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the six months ended June 30, 2005, other than amounts payable to Babson Capital pursuant to the Investment Advisory and Administrative Services Contract. For the six months ended June 30, 2005, the Trust paid the following amounts to

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     MassMutual, exclusive of interest expense on the Note explained in Footnote 4A:

     Preparation of the Trust's Quarterly
      and Annual Reports to Shareholders                       11,868

     Preparation of Certain of the Trust's
      Shareholder communications                                  526

     Preparation of the Trust's Annual Proxy
      Statements                                                1,084
                                                              -------
                                                              $13,478
                                                              =======

8. CONTINGENCIES

     The Trust, together with other investors, including MassMutual, is a plaintiff in litigation connected with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York State Court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors was settled in the Spring of 2005. Under the terms of the settlement agreement, the Trust recovered all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of the Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors, including the Trust, was also settled at the same time. Total net proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $750,000, of which $458,619 has already been received by the Trust.

9. RESULTS OF SHAREHOLDER MEETING

     The Annual Meeting of Shareholders was held on Friday, April 22, 2005. Prior to the Annual Meeting, Steve Kandarian resigned from the Board of Trustees. Mr. Kandarian also withdrew his agreement to stand for re-election. As a result, the size of the Board of Trustees was reduced from 8 to 7 members and only two Trustees stood for re-election at the Annual Meeting.

     At the Annual Meeting, Shareholders were asked to vote to re-elect, and they did vote to re-elect Jack A. Laughery and Corine T. Norgaard as trustees each for a three-year term. The Trust's other trustees (Donald E. Benson, Donald Glickman, Martin T. Hart, Robert E. Joyal and Stuart H. Reese) continued to serve their respective terms following the April 22, 2005 Annual Shareholders Meeting. The results of the Shareholders votes are set forth below.

                                    JACK A.         CORINE T.
     TRUSTEE:                      LAUGHERY          NORGAARD
     ---------------------------------------------------------
     SHARES FOR:                  8,602,281         8,607,228

     WITHHELD                        86,888            81,941

     TOTAL                        8,689,169         8,689,169

     % OF SHARES
     VOTED FOR                       99.00%            99.06%

10. SUBSEQUENT EVENTS

     Prior to the Board of Trustees' July 15, 2005 quarterly meeting, Stuart H. Reese stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and CEO of MassMutual. At the quarterly meeting the Board appointed Roger W. Crandall as Trustee to complete the unexpired term of the Board seat vacated by Mr. Reese. The Board also elected Mr. Crandall to the office of Chairman of the Board. Mr. Crandall is an "interested person" of the Trust as defined in the 1940 Act, as amended. In addition, the Board of Trustees voted to expand the Board from seven to eight Trustees and appointed Michael H. Brown as a Trustee for three-year term of office.

    TRUSTEES                             OFFICERS

Donald E. Benson*           Roger W. Crandall         Chairman
Michael H. Brown            Clifford M. Noreen        President
Roger W. Crandall           James M. Roy              Vice President &
Donald Glickman                                       Chief Financial
Martin T. Hart*                                       Officer
Robert E. Joyal             Stephen L. Kuhn           Vice President &
Jack A. Laughery                                      Secretary
Corine T. Norgaard*         Michael P. Hermsen        Vice President
                            Mary Wilson Kibbe         Vice President
                            Michael L. Klofas         Vice President
                            Richard E. Spencer, II    Vice President
                            Laura L. Grant            Treasurer
                            John T. Davitt, Jr.       Comptroller
                            Mary Ellen Wesneski       Chief Compliance
                                                      Officer


*Member of the Audit Committee



                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newlyissued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

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                                                                     D8 1040 805

ITEM 2.  CODE OF ETHICS.

         Not Applicable for this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable for this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not Applicable for this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not Applicable for this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable for this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               Not Applicable for this filing.


        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           September 6, 2005
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           September 6, 2005
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           September 6, 2005
                ----------------------------------